UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section13 or15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event):      August 11, 2008

iVoice Technology, Inc.

(Exact name of registrant as specified in its chapter)

New Jersey	333-120490	20-1862731
(State of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 Highway 34, Matawan, NJ	07747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:               (732) 441-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 11, 2008, the Treasurer of the State of New Jersey accepted an Amendment to the Certificate of Incorporation of iVoice Technology, Inc. (the “Amendment”).  This Amendment increased the number of authorized Series A 10% Secured Convertible Preferred Stock (“Series A Preferred Stock”) shares from 1,000 shares to 10,000.  The Amendment is attached herein as Exhibit 3.1 to Item 9.01 of this Report.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amendment to the Certificate of Incorporation dated August 11, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iVoice Technology, Inc.

Date: August 14, 2008	By:	/s/ Jerome Mahoney
Jerome Mahoney
President and Chief Executive Officer

INDEX OF EXHIBITS

3.1	Amendment to the Certificate of Incorporation dated August 11, 2008.